Unlocking the science of longevity to develop transformative therapies

Corporate Presentation • March 2024

Forward-looking statements

This presentation contains statements about BioVie's future expectations, plans, strategies and prospects which constitute forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 BioVie has in some cases identified forward-looking statements by using words such as "anticipates," "believes," "hopes," "estimates," "looks," "expects," "plans," "intends," "goal," "potential," "may," "suggest," and similar expressions. Forward-looking statements are subject to risks, uncertainties and assumptions that could cause BioVie's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are: the Company's ability to raise the substantial capital needed to fund its operations and research and development; risks associated with clinical development and the Company's ability to successfully complete pre-clinical and clinical testing and be granted regulatory approval for its products to be sold and marketed in the United States or elsewhere; the Company's reliance on third parties to conduct its clinical trials and manufacture its product candidates; the Company's ability to establish and/or maintain intellectual property rights covering its product candidates; competition; and other risks described in greater detail in the Company's filings with the Securities and Exchange Commission (the "SEC"). In addition to the risks described above and in BioVie's filings with the SEC, other unknown or unpredictable factors also could affect BioVie's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. You should not place undue reliance on any forward-looking statements. BioVie undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date that these slides are posted to BioVie's website or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

Overview

Our lead asset NE3107 modulates the production of TNFα. In clinical trials, many patients treated with NE3107 experienced:

- Reduced inflammation and the associated insulin resistance
- Improved cognition and function, lowered amyloid β and p-tau levels, and improved brain imaging scans in Alzheimer's Disease (AD)
- Improved motor control and "morning on" symptoms in Parkinson's disease (PD)
- Lowered DNA methylation levels

BIV201 reduces fluid build up and has the potential to become the first therapeutic for ascites, a condition with 50% mortality rate within 12 months

Far-reaching impact of TNFα-mediated chronic low-grade inflammation

TNFα

IKKb, JNK		Serine kinases	DNMT3a,b, TET
Insulin resistance	**Inflammatory factors**	**Tau phosphorylation**	**DNA Methylation**
	• Cytokines • Chemokines • APP, SNCA • Others		
Diabetes Metabolic disorders Parkinson's	Alzheimer's Parkinson's Metabolic disorders Various cancers Rheumatoid arthritis Various autoimmune diseases	Alzheimer's	Systems dysregulation of gene expression Accelerated aging Various cancers Cognitive impairment and dementia Parkinson's disease Cardiovascular disease COPD and respiratory disease Chronic kidney disease Inflammatory bowel disease Sepsis Others

NE3107's mechanism of action



First-in-class molecule with desirable characteristics

Small molecule; orally bioavailable

Crosses blood-brain barrier, thus CNS and peripheral applications

No safety issues identified to date in pre-clinical and clinical trials (up to Phase 2)



Ras
IRS 1/2
Raf
MEK
Insulin
Extracellular signals
(e.g., cytokines, chemokines, Aβ, tangles, etc.)
NE3107
ERK
ERK
NFkB
Cell/Synapse growth,
repair, and regeneration
TNFα
Inflammatory factors
(e.g., IKKβ, JNK, cytokines, etc.)

NE3107 Reduces ERK Activation



p-ERK
DMSO
HE3286
Normalized Fold Expression
3
2
1
0
0
5
15
30
60
120
Minutes after treatment

Lu 2010 Am J Physiol Endocrinol Metab 298 E1036

NE3107 Reduces NFkB Activity



HE3286
Relative NF-kB activity (%)
100
75
50
25
0

Wang 2010 J Pharmacol Exp Ther 333 70

NE3107
in Alzheimer's Disease

NE3107 modulates inflammation at the central hub, thereby potentially reducing downstream cascade



APP mRNA
Popsiphen
APP
Bryostatin 1, APH-1104, Avanex2-73
Amyloid β
ABvac40, BAN2401, aducanumab, AR1001, Crenezumab, CAD106, lecanemab, LM11A-31-BHS, Donanemab, LY3372993, Anle138b, ALZ801, BEY2153, Gantenerumab
AAV-rh.10h
COR388
APOE4
Gingipains
Aβ aggregation
Plaques
Phagocytosis
ALZT-OP1, Sargramostim
UPR, ER Stress
AMX0035
Mitochondria
Tricaprilin
Apoptosis
TLR4
Filamin A
Simufilam
NE3107
ERK Activation
NFκB Activation
TNFα
Cytokines, APP, etc
IKKβ, JNK
RAGE
TNFR1
TRx0237, Salsalate, PU-AD, BEY2153
Tangles
Phospho-Tau
Tau mRNA
Ionis MAPTRx
Tau
ABBV-8E12, BIIB092, Semorinemab, BIIB076, Zagotenemab, Lu AF87908, ACI-35, JNJ-63733657
AGEs
Azeliragon
TNF
XPro1595
Aging
AAV-hTERT, GRF6019
Mast cell activation
ALZT-OP1, Mastinib
Corticosteroid
MK4334
Intestinal biome
Rifaximin
Insulin resistance
Inhaled Insulin, T3D-959, Liraglutide, Empagliflozin, Metformin
Microglia & Astrocytes
AL002, AL003, VX-745
Tregs
GB301, JNJ-40346527, BCG Vaccine
Neuronal death
Neuroprotection & regeneration
BPN14770, ATH-1017, Solvatelide, NNI-362, J147, Edonerpic, GV1001, CT1812

bioVie

NM101 Phase 3 trial in Mild to Moderate Alzheimer's

A Phase 3, Double-blind, Randomized, Placebo-controlled, Parallel Group, Multicenter Study of NE3107. Enrolled 439 Patients who have Mild to Moderate AD

- Pivotal study for Alzheimer's disease. Two weeks each of 5 mg and 10 mg BID dose titration followed by 26 weeks of 20 mg twice daily vs. placebo; 1:1 randomization; 80% power
- Diagnosed with probable AD and without evidence of a vascular contribution. Mild to moderate disease. CDR 1-2. MMSE 14-24.
- 60-85 years old, males and females
- Randomization stratified by MMSE and Homeostatic Model Assessment 2 Insulin Resistance (HOMA2)

- Co-primary endpoints
  - Mean change from Baseline to Week 30 in Dementia Rating-Sum of Boxes (CDR-SB) comparing the NE3107 group to the placebo group
  - Mean change from Baseline to Week 30 in the twelve-question form of the Alzheimer's Disease Assessment Scale-Cognitive (ADAS-Cog 12) comparing the NE3107 group to the placebo group
- Secondary endpoints
  - ADCS-ADL (functional), Alzheimer's Disease Cooperative Study-Clinical Global Impression of Change (ADCS-CGIC), ADCOMS (4 Alzheimer's Disease Assessment Scale–cognitive subscale items, 2 Mini-Mental State Examination items, and all 6 Clinical Dementia Rating-Sum of Boxes items), NPI-12 (care-giver rating of behavioral changes), MMSE, CDR
  - Glycemic control: HOMA2, Mean Amplitude of Glycemic Excursion (MAGE) using continuous glucose monitoring, fructosamine levels, post-prandial glucose and fasting blood glucose vs time.
  - MRI total hippocampus volume change, baseline to end of treatment in a subset of active and placebo subjects
  - Target engagement assessed in a small subset of active and placebo subjects using PET to quantify cortical glucose utilization

Trial Summary

- NE3107 appears to be biologically active
- Cognitive, functional, biomarker efficacy signal suggest that NE3107:
  - Has a treatment advantage equal to or greater than results reported from clinical trials from approved monoclonal antibody treatments;
  - Associated with a benign safety profile
- Unanticipated exclusion of 258 patients from 15 sites due to deviations led to study being underpowered

Week 30 Suggest NE3107 Advantage vs. Placebo is Comparable to or Better than Results Reported from Clinical Trials by Approved Medications

Change from baseline

	Placebo Decline	NE3107	NE3107 vs. Placebo	Comparator (18 mos)
CDR-SB (lower is improvement)	+1.39 (p=0.0125; n=26)	+0.44 (p=0.4522; n=24)	-0.95 (68%) (p=0.2278)	-0.45 (27%)[1] -0.39 (22%)[2]
ADAS-Cog12 (lower is improvement)	+3.64 (p=0.0545; n=23)	+2.70 (p=0.1618; n=24)	-0.94 (26%) (p=0.7212)	-1.44 (25%)[1] -1.40 (27%)[2]
MMSE (higher is improvement)	-2.54 (p=0.0007; n=26)	-1.52 (p=0.0547; n=24)	+1.02 (40%) (p=0.3181)	+0.6 (18%)[2]
ADCS-ADL (higher is improvement)	-6.54 (p<0.0001; n=27)	-3.46 (p=0.0435; n=24)	+3.08 (47%) (p=0.1620)	+2.0 (36%)[1]
ADCS-CGIC (lower is improvement)	+0.31 (p=0.2733; n=26)	-0.12 (p=0.6951; n=24)	-0.43 (139%) (p=0.2866)	
ADCOMS (lower is improvement)	+0.11 (p=0.0358; n=22)	+0.09 (p=0.1094; n=24)	-0.03 (27%) (p=0.7063)	-0.05 (23%)[1]

[1] Lecanamab after 18 months; van Dyck et al. *N Engl J Med* 2023;388:9-2
[2] Aducunumab after 18 months; Haeberlein et al. *J Prev Alz Dis* 2022;2(9):197-210

NE3107-treated Patients' Changes in CDR-SB Appears Correlated with Key Biomarkers


TNFα
TNFα CFB
Improvement
Slope = 0.077
R = 0.466; p = 0.244
CDR-SB CFB
Phospho-Tau
pTau CFB
Improvement
Slope = 0.047
R = 0.325; p = 0.140
CDR-SB CFB
Aβ42 / Aβ40
Aβ42 / Aβ40 CFB
Improvement
Slope = -0.002
R = -0.327; p = 0.299
CDR-SB CFB

NE3107 Appears to Decrease the Neuroinflammatory Processes that Link Nf-L and GFAP to Cognitive Decline

Placebo NE3107


Nf-L
Nf-L CFB
80
60
40
20
0
-20
-5
0
5
10
CDR-SB CFB
Slope = 3.44
R = 0.610; p = 0.002
40
20
0
20
-40
-10
-5
0
5
Slope = -0.035
R = -0.009; p = 0.968
Placebo
NE3107
GFAP
GFAP CFB
200
100
0
100
-200
Slope = 11.5
R = 0.548; p = 0.007
-100
Slope = 1.61
R = 0.069; p = 0.761
CDR-SB CFB

Nf-L = Neurofilament Light Chain
GFAP = Glial fibrillary acidic protein

Safety Profile

	NE3107	Placebo	Total
COVID-19	9.5%	17.6%	13.2%
Urinary tract infection	7.1%	8.8%	7.9%
Blood thyroid stimulating hormone increased	7.1%	2.9%	5.3%
Fall	2.4%	8.8%	5.3%
Headache	9.5%	0.0%	5.3%
Diarrhoea	4.8%	2.9%	3.9%
Dizziness	2.4%	5.9%	3.9%
Hypertension	2.4%	5.9%	3.9%
Nausea	4.8%	2.9%	3.9%
Pneumonia	4.8%	2.9%	3.9%
Vomiting	2.4%	5.9%	3.9%
Blood testosterone decreased	0.0%	5.9%	2.6%
Gastroenteritis viral	0.0%	5.9%	2.6%
Nasopharyngitis	4.8%	0.0%	2.6%
Rash	0.0%	5.9%	2.6%
Thyroxine decreased	2.4%	2.9%	2.6%
Tri-iodothyronine decreased	2.4%	2.9%	2.6%
Abdominal pain	0.0%	2.9%	1.3%
Abdominal pain upper	0.0%	2.9%	1.3%
Accelerated idioventricular rhythm	2.4%	0.0%	1.3%
Agitation	0.0%	2.9%	1.3%
Aortic valve replacement	2.4%	0.0%	1.3%

	NE3107	Placebo	Total
Atrioventricular block first degree	2.4%	0.0%	1.3%
Bile duct stone	0.0%	2.9%	1.3%
Blood lactate dehydrogenase abnormal	0.0%	2.9%	1.3%
Blood prolactin decreased	2.4%	0.0%	1.3%
Blood prolactin increased	2.4%	0.0%	1.3%
Blood sodium abnormal	0.0%	2.9%	1.3%
Blood sodium increased	0.0%	2.9%	1.3%
Blood thyroid stimulating hormone decreased	0.0%	2.9%	1.3%
Bronchitis	0.0%	2.9%	1.3%
Calculus bladder	2.4%	0.0%	1.3%
Cholelithiasis	2.4%	0.0%	1.3%
Cough	0.0%	2.9%	1.3%
Delirium	0.0%	2.9%	1.3%
Dementia Alzheimer's type	2.4%	0.0%	1.3%
Dermatitis	2.4%	0.0%	1.3%
Dysphagia	2.4%	0.0%	1.3%
Dysuria	0.0%	2.9%	1.3%
Electrocardiogram abnormal	2.4%	0.0%	1.3%
Eosinophil count increased	2.4%	0.0%	1.3%
Eustachian tube dysfunction	2.4%	0.0%	1.3%
Hordeolum	0.0%	2.9%	1.3%
Hyperkalaemia	2.4%	0.0%	1.3%

	NE3107	Placebo	Total
Hypothyroidism	2.4%	0.0%	1.3%
Hypoxia	0.0%	2.9%	1.3%
Incontinence	0.0%	2.9%	1.3%
Increased appetite	2.4%	0.0%	1.3%
Influenza	0.0%	2.9%	1.3%
Insomnia	2.4%	0.0%	1.3%
International normalised ratio increased	0.0%	2.9%	1.3%
Lethargy	2.4%	0.0%	1.3%
Lipase increased	0.0%	2.9%	1.3%
Muscle spasms	2.4%	0.0%	1.3%
Nephrolithiasis	0.0%	2.9%	1.3%
Nightmare	0.0%	2.9%	1.3%
Obsessive-compulsive disorder	2.4%	0.0%	1.3%
Oesophageal food impaction	0.0%	2.9%	1.3%
Optic ischaemic neuropathy	2.4%	0.0%	1.3%
Orthostatic hypotension	2.4%	0.0%	1.3%
Papilloedema	2.4%	0.0%	1.3%
Paranasal sinus discomfort	0.0%	2.9%	1.3%
Patient elopement	0.0%	2.9%	1.3%
Pelvic fracture	0.0%	2.9%	1.3%
Pharyngitis streptococcal	2.4%	0.0%	1.3%

NE3107
in Longevity

Clean DVD leads to clear picture and sound





Scratches & smudges lead to skips and blurs





Impact of wear & tear on a laser's ability to decode DVDs

Quality of picture is dependent on the laser's ability to clearly decode the disk ...

The same thing happens in our body

DNA methylation

DNA methylation happens when methyl groups are added to our DNA

- DNA methyltransferases add methyl groups to DNA
- Functionally the equivalent of scratches and smudges on a DVD surface
- The methyl groups interfere with RNA polymerase's ability to decode DNA

DNA methylation may happen where a cytosine is positioned next to guanine and is separated by a phosphate group (CpG)

- 28 million CpGs in genome

Hypermethylation of DNA is associated with many disease conditions


Mitotic chromosome
Nucleosome
Histone modification
Mitotically retained TF Foci
Micro-RNA
Methylated DNA
Me
Me
Me

Observations about DNA methylation

- DNA methylation increases as we age
- DNA methylation can be affected by behavioral (diet, exercise) and environmental factors
- DNA hypermethylation is associated with a large number of disease conditions, including various forms of cancers, age-related cognitive impairment and dementia, Parkinson's disease, cardiovascular disease, COPD and respiratory disease, chronic kidney disease, inflammatory bowel disease, sepsis, and many others*
- Inflammation has been shown to be a driver of hypermethylation of DNA**
- Extent of DNA methylation can be measured by various "clocks"

* Wang Z Nucleic Acids Research, 2020, Vol. 48, No. 5; Sugden K Neurology 2022;99:e1402-e1413; Tang X DOI: 10.1002/mds.29157; Tabaeia S Artificial Cells, Nanomedicine, and Biotechnology, 47:1, 2031-2041; Qiu W Am J Respir Crit Care Med Vol 185, Iss. 4, pp 373–381, Feb 15, 2012; Rysz C Int. J. Mol. Sci. 2022, 23(13), 7108; Kraiczy J Mucosal Immunology volume 9, pages 647–658 (2016); Rump K Sci Rep 9, 18511 (2019)

** Stenvinkel P doi: 10.1111/j.1365-2796.2007.01777.x

DNA methylation “clocks” measure extent of aging and biological function

Chronological Clocks

- Bocklandt clock
3 CpGs (3 genes)
Saliva
- Koch/Wagner age measure
5 CpGs (5 genes)
Various cell types
- Florath's age predictor
17 CpGs (12 genes)
Blood
- Horvath clock
353 CpGs (344 genes)
Multi-tissue
- Hannum clock
71 CpGs (94 genes)
Blood
- Weidner clock
3 CpGs (5 genes)
Blood
- Huang's age predictor
5 CpGs (5 genes)
Blood
- Zbiec-Piekarska's age predictor
5 CpGs (5 genes)
Blood
- Zhang's age predictor
514 CpGs (396 genes)
Blood and Saliva


health
death
CpGs
disease

Algorithm selects CpGs Associated with

- Chronological age → Aging phenotypes

Reflects:

- Age-related DNAm changes shared between individuals (intrinsic ageing processes beyond the effect of disease)
- Inter-individual variability in DNAm changes contributing to aging decline & disease

Captures association with:

- Aging phenotypes
- Aging phenotype & external Drivers influencing age-related DNAm

Biological clocks

- Yang Clock (epiTOC)
385 CpGs (175 genes)
Blood
- Zhang's mortality clock
10 CpGs (4 genes) Blood
- Youn and Wang Clock
286 CpGs (159 genes)
8 TTGA cancer tissue
- Levine's DNAm PhenoAge
513 CpGs (505 genes)
Blood
- Lu's GrimAge
1030 CpGa (133 genes) Blood
- Lu's DNAmTL
140 CpGs (133 genes)
Blood

biovie

NE3107-treated patients experienced significant "age deceleration" in a manner correlated to cognitive and functional improvements

Age Deceleration[1] is used by longevity researchers[2] to measure the difference between a person's biological age and the actual chronological age.



Age Deceleration*
10
5
0
-5
-10
-15
Placebo
-3.95
N=15
NE3107
-7.82
n = 17

Difference = -3,87 years

p = 0.012



Placebo
Slope = 0.098
R = 0.068; p = 0.810
Age Deceleration*
10
5
0
-5
-10
-15
-5
0
5
10
CDR-SB CFB



NE3107
Slope = 0.303
R = 0.278; p = 0.298
Age Deceleration*
0
-5
-10
-15
-4
-2
0
2
4
6
CDR-SB CFB

[1] DNA Methylation Skin Blood Clock Age – Chronological Age

[2] Yusupov et al. *Neuropsychopharmacology* vol 48, 1409–1417 (2023)

NE3107
in Parkinson’s Disease

Parkinson's Disease Clinical Development Program

NM201 Phase 2

- Satisfying FDA requirement for drug-drug interaction study with L-dopa
- Detect efficacy signal for NE3107's pro-motoric activity

40 patients with defined L-dopa "off state", 1:1 active: placebo, 20 mg BID for 28 days

- **Safety assessments**: Standard measures of patient health, L-dopa PK and DDI
- **Efficacy assessments:** MDS-UPDRS* parts 1-3, Hauser ON/OFF Diary, Non-Motor Symptom Scale

biovie

* Motor Disease Society Unified Parkinson's Disease Rating

NE3107-treatment patients experienced fewer motor symptoms before morning drug administration


Day 28 Improvement in Motor Control vs. Day 1
All Patients
Patients <70 years old
UPDRS Part 3 Score – Day 28 change from Day 1
0
-5
-10
-15
-20
-25
Improvement
0
1
2
3
4
8
Hours post administration
NE3107 + Levodopa
Levodopa alone

	NE3107	Placebo
"On" at t=0	5	0
Total patients	19	19
P-value*	0.046	

* Fisher's exact test

Larger proportion of patients treated with NE3107 had >30% improvements in motor control



Percentage of patients experiencing >30% improvement at Day 28 vs. Day 0
Levodopa alone
NE3107+Levodopa
NE3107+Levodopa, <70 years old
Percent of patients
100
90
80
70
60
50
40
30
20
10
0
36.4
35.0
33.3
59.1
65.0
66.7
63.6
80.0
88.9
59.1
70.0
77.8
54.5
55.0
66.7
54.5
60.0
77.8
0
1
2
3
4
8
Hours after administration

Desirable pharmacokinetics – no observed DDI

0-8 hr 231 ngh/mL (SD 22.38)


Mean NE3107 ng/mL in Plasma
NE3107, ng/mL
100.0
10.0
01.0
0
0.5
1
2
3
4
8
Day 14 hours post dose


NE3107 Treated Plasma Levodopa
Levodopa ng/mL
2000
1500
1000
500
0
0
0.5
1
2
3
4
8
Hr post Levodopa administration
Day 1 ave
Day 14 ave


Placebo Treated Plasma Levodopa
Levodopa ng/mL
Hr Post Levodopa Administration
Day 1 ave
Day 14 ave

biovie

BIV201
in Ascites

BIV201 Disease Target: Refractory Ascites

Refractory ascites patients typically undergo **paracentesis** to remove ascites fluid every week to 10 days

Paracentesis:

- Withdrawal of 5–10L of ascites fluid (on average) from abdomen using a large bore needle
- Provides a few days of symptomatic relief
- The kidneys are "burning out" by retaining massive quantities of salt and water
- Patients suffer frequent life-threatening complications
- No remaining options except for TIPS[1] surgery or liver transplant
- Estimated $1.6 billion addressable US market with 20,000[2] targeted patients

No drugs ever approved by FDA to treat ascites

Our first disease target is ascites, the accumulation of 5+ liters of fluid in the abdomen.



1. TIPS = transjugular intrahepatic portosystemic shunt to channel blood flow around the liver
2. Derived from Scaglione J Clin Gastroenterol.49(8):690-6; D'Amico Journal of Hepatology, Volume 44, pp. 217-231; D'Amico Aliment Pharmacol Ther. 39(10):1180-93; Samonakis World Journal of Hepatology, 6(7), pp. 504-512; Sivanathan Dtsch Med Wochenschr, Volume 139, pp. 1758-1762 and Gines New England Journal of Medicine, 350(16), pp. 1646-1654.

Prefilled Syringe with Patent-pending Liquid Formulation

BIV201*	Our liquid formulation of terlipressin. We will seek patent protection in the US, Europe, China and Japan
Accurate dosing	Eliminates mixing minute quantities of powder terlipressin that could result in medication errors or sterility loss
Enhanced convenience	Simply inject fluid into the saline bag and attach to pump



BIV201 Prefilled Syringe
Stable for 18+months at room temp.
Needle or Connector
50 mL bag of saline for insertion into pump
Portable pump
Carried in small satchel

*In clinical trials; not approved by FDA

BIV201 Phase 2b trial



Originally targeted 30 patients randomized 2:1

Paused enrollment based on encouraging data from the first 15 patients informing next steps

- 10 randomized to BIV201; 5 randomized to standard of care
- 5 completed 2 X 28-day cycles
- 5 discontinued treatment during or at end of Cycle 1

Change in ascites volume 28d pre- vs post-treatment



% Change from Baseline: Mean +- 90%CI
0
-40
-80
BIV201 Completed
BIV201 discontinued
SOC only

53% reduction in ascites volume among patient completing BIV201 treatment

15% reduction among patients who started but did not complete treatment

3.1% increase for SOC patients

$p<0.001$

biovie

Next Steps: Phase 3 trial in participants with decompensated liver cirrhosis and ascites who have experienced a recent acute kidney injury

A Phase 3 randomized, open-label study evaluating the safety and efficacy of BIV201 continuous infusion compared to standard of care (SOC) alone to reduce further decompensation in participants with decompensated liver cirrhosis and ascites who have experienced a recent acute kidney injury (AKI).

- Male and female ≥ 18 years old diagnosed with cirrhosis and ascites
- Recent (within 2 weeks) recovery from an AKI experienced in outpatient or inpatient setting
- Required at least 2 paracenteses in previous 3 months.
- Randomized (1:1) to 3 months treatment with BIV201 (continuous intravenous infusion of terlipressin acetate) or SOC with 3 months follow-up for adverse events and outcomes and 6 months additional follow-up for major events from medical records. About 150 randomized participants to reach 80% power. 15-20 clinical sites (global)

- Primary endpoint
  - Incidence of any new or repeated occurrence of Grade 3 ascites, SBP, HE, AKI (including HRS-AKI), portal-hypertension-related GI bleeding at 3 months
- Secondary endpoints
  - Time to any primary outcome event including death or transplant
  - Incidence of Major Adverse Kidney Events at 3 and 6 months
  - Change in total number of therapeutic paracenteses
  - Days of hospitalization
  - Ascites-related symptoms (novel BioVie PRO under development)
  - Health related quality of life

biovie

SBP = spontaneous bacterial peritonitis; HE = hepatic encephalopathy; HRS = hepatorenal; GI = gastrointestinal; PRO = patient reported outcome

Commercial potential in US market alone*

Alzheimer's	Parkinson's	Ascites
$30B	**$3B**	**$1.6B**
Annual sales for every 1 million people treated	Annual sales for every 100,000 people treated	US peak sales
15% market penetration	**10%** market penetration	**45%** market penetration
$30K/year much lower all-in cost vs. competition	$30K/year	$45K/year
		2026 launch
		2032 peak sales

biovie

Leadership Team

Deep expertise provides a strong foundation for success



Cuong Do, President & Chief Executive Officer

30+ years in biopharma & technology
President, Samsung Global Strategy Group
Chief Strategy Officer for Merck, Senior partner at McKinsey & Company



Chris Reading, PhD, Neurodegenerative Disease Program

40+ years in biopharma
Chief Scientific Officer, Hollis-Eden Pharmaceuticals
VP of Product and Process Dev. for Systemix
U Texas Dept. of Tumor Biology



David Morse, Chief Regulatory Officer

35 years experience Regulatory Affairs and multi-region product development strategy
Former VP with two top-5 international CRO's
Former Associate Director CDER, FDA



J. Wendy Kim, Chief Financial Officer

35 years in finance/ accounting
As CFO managed corporate finance and operations groups
Closed M&A transactions and secured financings
Combined 22 years at KPMG and BDO LLP



Joseph Palumbo, MD, EVP, R&D and Chief Medical Officer

30+ years treating patients; 25+ years in biopharma
CMO, Zynerba
Global Head of Medical Science & Translational Research, Global Head & Psychiatry Franchise Medical Leader, J&J



Penelope Markham, Liver Cirrhosis Program

25 years in biopharma drug development
Lead Scientist Terlipressin (LATPharma/ BioVie 11 years)
Head Research Biology Protez Pharma
Co-founder/Director of Research Influx Inc.



Clarence Ahlem , Operations

35+ years in biopharma
Vice President, Product Development Harbor Therapeutics
Director, Product Development, Hollis-Eden Pharmaceuticals
US San Diego

Recap

Our lead asset NE3107 modulates the production of TNFα. In clinical trials, many patients treated with NE3107 experienced:

- Reduced inflammation and the associated insulin resistance
- Improved cognition and function, lowered amyloid β and p-tau levels, and improved brain imaging scans in Alzheimer's Disease (AD)
- Improved motor control and "morning on" symptoms in Parkinson's disease (PD)
- Lowered DNA methylation levels

BIV201 reduces fluid build up and has the potential to become the first therapeutic for ascites, a condition with 50% mortality rate within 12 months

Thank You

biovie